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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 20, 2000


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                          1-7476                 63-0591257
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151


                                 Not applicable

          (Registrant's former address of principal executive office)
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Item 5.  Other Events.
         ------------

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report the following:

     On April 20, 2000, AmSouth issued a press release announcing the approval of the Board of Directors for the repurchase of up to thirty-five million shares
of AmSouth Common Stock over the next two years.   A copy of the press release
is attached hereto.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit No.                Exhibit

         99                         Press Release of April 20, 2000
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMSOUTH BANCORPORATION


                               By /s/ Carl L. Gorday

                               Name:  Carl L. Gorday
                               Title: Assistant Secretary


Date:  May 1, 2000